UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 22, 2014

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 22, 2014, First Financial Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Columbia, South Carolina.  At the Annual Meeting, there were present in person or by proxy 21,415,588 shares of the Company’s common stock, representing 88.9% of the total outstanding eligible votes.  At the Annual Meeting, the Company’s shareholders were asked to vote to (1) elect nine members of the Board of Directors, (2) approve an amendment to the Company’s Articles of Incorporation to change the name of the Company from First Financial Holdings, Inc. to South State Corporation effective June 30, 2014 (the “name change proposal”), (3) ratify the exclusive forum selection provision in the Company’s bylaws, (4) approve the compensation of the Company’s named executive officers, (5) ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014, and (6) to grant the Chairman of the Annual Meeting the authority to adjourn or postpone the Annual Meeting, if necessary, in order to solicit additional proxies in favor of the name change proposal (the “adjournment proposal).  The voting results for each proposal are as follows:

1) Approval of a proposal to elect the following individuals as directors of the Company:

Nominees for Director	Votes For	Votes Withheld	Uncast Votes
Luther J. Battiste, III	18,351,582	228,649	—
Paula Harper Bethea	18,209,940	370,291	—
Robert R. Hill, Jr.	18,361,549	218,682	—
R. Wayne Hall	18,306,608	273,623	—
Thomas J. Johnson	18,459,457	120,774	—
Ralph W. Norman, Jr.	18,356,471	223,760	—
Alton C. Phillips	18,320,830	259,401	—
Richard W. Salmons, Jr.	18,465,954	114,061	216
B. Ed Shelley, Jr.	18,282,440	297,791	—

Each elected director received at least 98% of the voted shares in favor of their election.

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2017
Luther J. Battiste, III
Paula Harper Bethea
Robert R. Hill, Jr.
Thomas J. Johnson
Ralph W. Norman, Jr.
Alton C. Phillips

Directors Whose Terms Will Expire in 2016
Jimmy E. Addison
Robert H. Demere, Jr.
Robert R. Horger
James W. Roquemore
Richard W. Salmons, Jr.
B. Ed Shelley, Jr.
John W. Williamson, III

Directors Whose Terms Will Expire in 2015
M. Oswald Fogle
Herbert G. Gray
Cynthia A. Hartley
R. Wayne Hall
John C. Pollok
Thomas E. Suggs
Kevin P. Walker

2) Approval of the name change proposal:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	21,190,919	87.92%	98.95%
Voting Against	134,477	0.56%	0.63%
Abstain From Voting	90,192	0.37%	0.42%
Total	21,415,588	88.85%	100.00%

3) Approval to ratify the exclusive forum selection provision in the Company’s bylaws:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	10,349,871	42.94%	55.71%
Voting Against	8,090,759	33.57%	43.54%
Abstain From Voting	139,601	0.58%	0.75%
Total	18,580,231	77.09%	100.00%

4) Approval of the compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	15,513,337	64.37%	83.49%
Voting Against	2,976,633	12.35%	16.02%
Abstain From Voting	90,261	0.37%	0.49%
Total	18,580,231	77.09%	100.00%

5) Approval to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	21,340,868	88.54%	99.65%
Voting Against	31,954	0.13%	0.15%
Abstain From Voting	42,766	0.18%	0.20%
Total	21,415,588	88.85%	100.00%

6) Approval of the meeting adjournment proposal:

The meeting adjournment proposal was withdrawn, as sufficient votes were cast at the Annual Meeting to approve the name change proposal.

There were 2,835,357 broker non-votes with respect to proposals 1, 3, and 4 which are non-routine proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.
(Registrant)

Date: April 24, 2014	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer